As filed with the Securities and Exchange Commission on September 20, 2018

Registration No. 333-213548

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 2

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Westlake Chemical Corporation

(Exact name of registrant as specified in its charter)

Delaware	76-0346924
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

2801 Post Oak Boulevard, Suite 600

Houston, Texas 77056

(713) 960-9111

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

L. Benjamin Ederington, Esq.

Senior Vice President – General Counsel, Chief Administrative Officer & Corporate Secretary

Westlake Chemical Corporation

2801 Post Oak Boulevard, Suite 600

Houston, Texas 77056

(713) 960-9111

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Timothy S. Taylor

Baker Botts L.L.P.

910 Louisiana Street

Houston, Texas 77002

(713) 229-1234

Exact Name of Additional Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
GVGP, Inc.	Delaware	71-0921650
Westlake Chemical Investments, Inc.	Delaware	76-0664309
Westlake Chemical Vinyls LLC (formerly Westlake Geismar Power Company)	Delaware	35-2330798
Westlake Longview Corporation	Delaware	61-1496835
Westlake Management Services, Inc.	Delaware	76-0321065
Westlake NG I Corporation	Delaware	30-0343980
Westlake Olefins Corporation	Delaware	52-1629821
Westlake Polymers LLC	Delaware	76-0144230
Westlake Chemical Energy LLC (formerly Westlake Resources Corporation)	Delaware	82-1317246
Westlake Styrene LLC	Delaware	76-0294926
Westlake Vinyl Corporation	Delaware	76-0414632
Westlake Vinyls Company LP	Delaware	06-1641487
Westlake Vinyls, Inc.	Delaware	76-0542667
WPT LLC	Delaware	76-0469048
Westlake Petrochemicals LLC	Delaware	76-0553330
Westech Building Products (Evansville) LLC	Delaware	81-2373646

Exact Name of Additional Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
North American Specialty Products LLC	Delaware	46-2429042
Lagoon LLC	Delaware	81-3419020
Axiall Corporation	Delaware	58-1563799
Axiall Holdco, Inc.	Delaware	46-4153802
Axiall Noteco, Inc.	Delaware	47-2798878
Axiall, LLC	Delaware	06-1559253
Eagle Natrium LLC	Delaware	46-1260242
Eagle Spinco Inc.	Delaware	46-0769929
Eagle US 2 LLC	Delaware	46-1269681
Plastic Trends, Inc.	Michigan	38-1869628
Rome Delaware Corporation	Delaware	20-5546010
Royals Building Products (USA) Inc.	Delaware	98-0186359

*	The address and telephone number of each additional registrant’s principal executive office is 2801 Post Oak Boulevard, Suite 600, Houston, Texas 77056, Telephone (713) 960-9111.

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered/Proposed Maximum Offering Price Per Unit/Proposed Maximum Aggregate Offering Price/Amount of Registration Fee (1)(2)
Debt Securities
Preferred Stock, par value $0.01 per share
Common Stock, par value $0.01 per share
Warrants
Common Stock, par value $0.01 per share (3)

(1)

There is being registered hereunder such indeterminate number or amount of debt securities, preferred stock, common stock warrants and guarantees as may from time to time be issued at indeterminate prices and as may be issuable upon conversion, redemption, exchange, exercise or settlement of any securities registered hereunder, including under any applicable antidilution provisions. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder or other securities.

(2)

In reliance on Rule 456(b) and Rule 457(p) under the Securities Act, Westlake Chemical Corporation hereby defers payment of the registration fee required in connection with this Registration Statement.

(3)	Represents 4,500,000 shares that may be sold from time to time by the securityholder named herein.

Explanatory Note

On September 8, 2016, Westlake Chemical Corporation filed an Automatic Shelf Registration Statement on Form S-3 (File No. 333-213548) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) that became effective upon filing. Pursuant to Post-Effective Amendment No. 1 to the Registration Statement which was filed by Westlake Chemical Corporation with the Commission and became effective on April 10, 2017, (i) the direct and indirect subsidiaries of Westlake Chemical Corporation listed on the cover page of Post-Effective Amendment No. 1 to the Registration Statement as “Additional Registrants” (such subsidiaries are referred to herein as the “Subsidiary Guarantors”) were added as co-registrants to the Registration Statement to allow all such Subsidiary Guarantors to guarantee Debt Securities of Westlake Chemical Corporation covered by the Registration Statement (such guarantees are referred to herein as the “Guarantees of Debt Securities”) and (ii) the Guarantees of Debt Securities were added to the Registration Statement.

This Post-Effective Amendment No. 2 is being filed to: (i) deregister all Guarantees of Debt Securities covered by the Registration Statement, (ii) remove the Subsidiary Guarantors as co-registrants under the Registration Statement and (iii) update the information in Part II with respect to the removal of the Subsidiary Guarantors. This Post-Effective Amendment No. 2 is effective upon filing with the Commission pursuant to rule 462(e) under the Securities Act of 1933, as amended.

The following Additional Registrants are no longer in existence and have been omitted as Additional Registrants to this Post-Effective Amendment No. 2: (i) Geismar Holdings, Inc. merged into Westlake Vinyl Corporation on April 28, 2017; (ii) Westlake Pipeline Investments LLC was dissolved on May 5, 2017; (iii) Westlake PVC Corporation merged into Westlake Vinyls Inc. on September 7, 2017; (iv) Westlake Supply and Trading Company merged into Westlake Petrochemicals LLC on May 5, 2017; (v) Axiall Ohio, Inc., Eagle Pipeline, Inc. and PHH Monomers, L.L.C. merged into Eagle US 2 LLC on May 5, 2017; (vi) Eagle Holdco 3 LLC merged into Eagle US 2 LLC on August 4, 2017; (vii) Georgia Gulf Lake Charles, LLC merged into Axiall, LLC on July 7, 2017; and (viii) Royal Plastics Group (U.S.A.) LLC merged into Royal Building Products (USA) Inc. on September 30, 2017.

No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

The following table sets forth the estimated expenses payable by Westlake Chemical Corporation, a Delaware corporation (“Westlake”), in connection with the issuance and distribution of the securities covered in this Registration Statement.

Registration fee	*
Printing expenses	**
Accounting fees and expenses	**
Legal fees and expenses	**
Trustee fees and expenses	**
Rating agency fees	**
Miscellaneous	**

Total	**

*	Applicable SEC registration fees have been deferred in accordance with Rules 456(b) and 457(r) of the Securities Act and are not estimable at this time.
**	These fees and expenses will depend upon the securities offered and the number of issuances and accordingly cannot be estimated at this time.

Item 15.	Indemnification of Directors and Officers.

Delaware Corporations. Delaware law permits a corporation to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director, but not an officer in his or her capacity as such, to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that such provision shall not eliminate or limit the liability of a director for (1) any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under section 174 of the Delaware General Corporation Law (the “DGCL”) for unlawful payment of dividends or stock purchases or redemptions or (4) any transaction from which the director derived an improper personal benefit.

The amended and restated certificate of incorporation of Westlake provides that, to the fullest extent of Delaware law, no Westlake director shall be liable to Westlake or its stockholders for monetary damages for breach of fiduciary duty as a director.

Under Delaware law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any type of proceeding, other than an action by or in the right of the corporation, because he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such proceeding if: (1) he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and (2) with respect to any criminal proceeding, he or she had no reasonable cause to believe that his or her conduct was unlawful. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the corporation because he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity, against expenses, including attorneys’ fees, actually and reasonably incurred in connection with such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification will be made if the person is found liable to the corporation unless, in such a case, the court determines the person is nonetheless entitled to indemnification for such expenses. A corporation must also indemnify a present or former director or officer who has been successful on the merits or otherwise in defense of any proceeding, or in defense of any claim, issue or matter therein, against expenses, including attorneys’ fees, actually and reasonably incurred by him or her. Expenses, including attorneys’ fees, incurred by a director or officer, or any employees or agents as deemed appropriate by the board of directors, in defending civil or criminal proceedings may be paid by the corporation in advance of the final disposition of such proceedings upon receipt of an undertaking by or on behalf of such director, officer, employee or agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation. The Delaware law regarding indemnification and the advancement of expenses is not exclusive of any other rights a person may be entitled to under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

Under the DGCL, the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that a person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful.

Delaware law also provides that a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity, against any liability asserted against and incurred by such person, whether or not the corporation would have the power to indemnify such person against such liability.

Westlake’s amended and restated certificate of incorporation and amended and restated bylaws authorize indemnification of any person entitled to indemnity under law to the full extent permitted by law.

Item 16.	Exhibits

The following documents are filed as exhibits to this registration statement:

EXHIBIT NUMBER		DESCRIPTION

1.1***	—	Form of Underwriting Agreement, relating to equity securities.

1.2***	—	Form of Underwriting Agreement, relating to debt securities.

†4.1	—	Amended and Restated Certificate of Incorporation of Westlake as filed with the Delaware Secretary of State on August 6, 2004 (incorporated by reference to Exhibit 3.1 to Westlake’s Registration Statement on Form S-1/A filed on August 9, 2004 under Registration No. 333-115790).

†4.2	—	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Westlake as filed with the Delaware Secretary of State on May 16, 2014 (incorporated by reference to Westlake’s Current Report on Form 8-K filed on May 16, 2014, File No. 001-32260).

†4.3	—	Amended and Restated Bylaws of Westlake (incorporated by reference to Exhibit 3.2 to Westlake’s Registration Statement on Form S-1/A filed on August 9, 2004 under Registration No. 333-115790).

†4.4	—	Indenture dated as of January 1, 2006 by and among Westlake, the potential subsidiary guarantors listed therein and JPMorgan Chase Bank, National Association, as trustee (incorporated by reference to Westlake’s Current Report on Form 8-K filed on January 13, 2006, File No. 001-32260).

EXHIBIT NUMBER		DESCRIPTION

†4.5	—	Form of Westlake Common Stock Certificate (incorporated by reference to Exhibit 4.1 to Westlake’s Registration Statement on Form S-1/A filed on August 9, 2004 under Registration No. 333-115790).

5.1*	—	Opinion of Baker Botts L.L.P.

†10.1		Form of Registration Rights Agreement between Westlake and TTWF LP (incorporated by reference to Exhibit 10.13 to Westlake’s Registration Statement on Form S-1/A filed on July 2, 2004 under Registration No. 333-115790).

†12.1	—	Computation of ratio of earnings to fixed charges. (incorporated by reference to Exhibit 12.1 to Westlake’s Annual Report on Form 10-K, filed on February 21, 2018, File No. 001-32260).

23.1*	—	Consent of PricewaterhouseCoopers LLP.

23.2*	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).

24.1**	—	Power of Attorney for Westlake Chemical Corporation (previously filed as Exhibit 24.1).

24.2**	—	Powers of Attorney for Additional Registrants (previously included on signature pages of Post-Effective Amendment No. 1).

25.1**	—	Form T-1 Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A. as Trustee with respect to the Indenture, dated as of January 1, 2006.

†	Incorporated by reference as indicated.
*	Filed herewith.
**	Previously filed with this Registration Statement.
***

Westlake will file as an exhibit to a Current Report on Form 8-K (i) any underwriting, remarketing or agency agreement relating to securities offered hereby, (ii) the instruments setting forth the terms of any debt securities, preferred stock or warrants, (iii) any additional required opinions of counsel with respect to legality of the securities offered hereby, and (iv) any required opinion of counsel to Westlake as to certain tax matters relative to securities offered hereby.

Item 17.	Undertakings

Each registrant hereby undertakes:

(1)  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)

to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that the undertakings set forth in paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)  That, for the purpose of determining any liability under the Securities Act of 1933, each such post- effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)  That, for the purpose of determining liability under the Securities Act to any purchaser:

(i)

Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5)  That, for the purpose of determining liability of such registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, in a primary offering of securities of such registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of such registrant or used or referred to by the undersigned registrants;

(iii)

The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or its securities provided by or on behalf of the undersigned registrants; and

(iv)	Any other communication that is an offer in the offering made by such registrant to the purchaser.

(6)  That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7)  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each registrant pursuant to the foregoing provisions, or otherwise, each registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(8)  To file an application for the purpose of determining the eligibility of the trustee under an Indenture to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 (the “Act”) in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Post-Effective Amendment No. 2 to Form S-3 and has duly caused this Post-Effective Amendment No. 2 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 20, 2018.

WESTLAKE CHEMICAL CORPORATION

By:	/s/ Albert Chao
Name: Albert Chao Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 2 to registration statement has been signed by the following persons in the capacities indicated on September 20, 2018.

SIGNATURE	TITLE

/s/ Albert Chao Albert Chao	President, Chief Executive Officer and Director (Principal Executive Officer)

* M. Steven Bender	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

* George J. Mangieri	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

* James Chao	Chairman of the Board of Directors

* Robert T. Blakely	Director

* Michael J. Graff	Director

* Dorothy C. Jenkins	Director

* Max L. Lukens	Director

* R. Bruce Northcutt	Director

* H. John Riley, Jr.	Director

*By:	/s/ Albert Chao
Albert Chao Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Post-Effective Amendment No. 2 to Form S-3 and has duly caused this Post-Effective Amendment No. 2 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 20, 2018.

GVGP, INC.

WESTLAKE CHEMICAL INVESTMENTS, INC.

WESTLAKE LONGVIEW CORPORATION

WESTLAKE MANAGEMENT SERVICES, INC.

WESTLAKE NG I CORPORATION

WESTLAKE OLEFINS CORPORATION

WESTLAKE VINYL CORPORATION

WESTLAKE VINYLS, INC.

AXIALL CORPORATION

AXIALL HOLDCO, INC.

AXIALL NOTECO, INC.

EAGLE SPINCO INC.

ROME DELAWARE CORPORATION

ROYAL BUILDING PRODUCTS (USA) INC.

By:	/s/ Albert Chao
	Name:	Albert Chao
	Title:	President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 2 to registration statement has been signed by the following persons in the capacities indicated on September 20, 2018.

SIGNATURE	TITLE

/s/Albert Chao Albert Chao	President and Sole Director (Principal Executive Officer)

* M. Steven Bender	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

* George J. Mangieri	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

*By:	/s/ Albert Chao
Albert Chao
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Post-Effective Amendment No. 2 to Form S-3 and has duly caused this Post-Effective Amendment No. 2 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 20, 2018.

WESTLAKE POLYMERS LLC WESTLAKE STYRENE LLC WPT LLC WESTLAKE PETROCHEMICALS LLC BY WESTLAKE CHEMICAL INVESTMENTS, INC., ITS MANAGER

By:	/s/ Albert Chao
	Name:	Albert Chao
	Title:	President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 2 to registration statement has been signed by the following persons in the capacities indicated on September 20, 2018.

SIGNATURE	TITLE

/s/ Albert Chao Albert Chao	President and Sole Director of Manager (Principal Executive Officer)

* M. Steven Bender	Executive Vice President and Chief Financial Officer of Manager (Principal Financial Officer)

* George J. Mangieri	Senior Vice President and Chief Accounting Officer of Manager (Principal Accounting Officer)

*By:	/s/ Albert Chao
Albert Chao
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Post-Effective Amendment No. 2 to Form S-3 and has duly caused this Post-Effective Amendment No. 2 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 20, 2018.

WESTLAKE VINYLS COMPANY LP BY GVGP, INC. ITS GENERAL PARTNER

By:	/s/ Albert Chao
	Name:	Albert Chao
	Title:	President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 2 to registration statement has been signed by the following persons in the capacities indicated on September 20, 2018.

SIGNATURE	TITLE

/s/Albert Chao Albert Chao	President and Sole Director of General Partner (Principal Executive Officer)

* M. Steven Bender	Executive Vice President and Chief Financial Officer of General Partner (Principal Financial Officer)

* George J. Mangieri	Senior Vice President and Chief Accounting Officer of General Partner (Principal Accounting Officer)

*By:	/s/ Albert Chao
Albert Chao
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Post-Effective Amendment No. 2 to Form S-3 and has duly caused this Post-Effective Amendment No. 2 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 20, 2018.

WESTECH BUILDING PRODUCTS (EVANSVILLE) LLC BY WESTECH BUILDING PRODUCTS, INC., ITS MANAGER

By:	/s/ Albert Chao
	Name:	Albert Chao
	Title:	President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 2 to registration statement has been signed by the following persons in the capacities indicated on September 20, 2018.

SIGNATURE	TITLE

/s/ Albert Chao Albert Chao	President and Sole Director of Manager (Principal Executive Officer)

* M. Steven Bender	Executive Vice President and Chief Financial Officer of Manager (Principal Financial Officer)

* George J. Mangieri	Senior Vice President and Chief Accounting Officer of Manager (Principal Accounting Officer)

*By:	/s/ Albert Chao
Albert Chao
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Post-Effective Amendment No. 2 to Form S-3 and has duly caused this Post-Effective Amendment No. 2 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 20, 2018.

WESTLAKE CHEMICAL VINYLS LLC WESTLAKE CHEMICAL ENERGY LLC BY WESTLAKE NG I CORPORATION, ITS MANAGER

By:	/s/ Albert Chao
	Name:	Albert Chao
	Title:	President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 2 to registration statement has been signed by the following persons in the capacities indicated on September 20, 2018.

SIGNATURE	TITLE

/s/ Albert Chao Albert Chao	President and Sole Director of Manager (Principal Executive Officer)

* M. Steven Bender	Executive Vice President and Chief Financial Officer of Manager (Principal Financial Officer)

* George J. Mangieri	Senior Vice President and Chief Accounting Officer of Manager (Principal Accounting Officer)

*By:	/s/ Albert Chao
Albert Chao
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Post-Effective Amendment No. 2 to Form S-3 and has duly caused this Post-Effective Amendment No. 2 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 20, 2018.

NORTH AMERICAN SPECIALTY PRODUCTS LLC BY NORTH AMERICAN PIPE CORPORATION, ITS MANAGER

By:	/s/ Robert F. Buesinger
	Name:	Robert F. Buesinger
	Title:	President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 2 to registration statement has been signed by the following persons in the capacities indicated on September 20, 2018.

SIGNATURE	TITLE

/s/ Robert F. Buesinger Robert F. Buesinger	President of Manager (Principal Executive Officer)

/s/ Albert Chao Albert Chao	Sole Director of Manager

* M. Steven Bender	Executive Vice President and Chief Financial Officer of Manager (Principal Financial Officer)

* George J. Mangieri	Senior Vice President and Chief Accounting Officer of Manager (Principal Accounting Officer)

*By:	/s/ Albert Chao
Albert Chao
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Post-Effective Amendment No. 2 to Form S-3 and has duly caused this Post-Effective Amendment No. 2 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 20, 2018.

AXIALL, LLC EAGLE NATRIUM LLC EAGLE US 2 LLC

By:	/s/ Albert Chao
	Name:	Albert Chao
	Title:	President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 2 to registration statement has been signed by the following persons in the capacities indicated on September 20, 2018.

SIGNATURE	TITLE

/s/ Albert Chao Albert Chao	President and Sole Manager (Principal Executive Officer)

* M. Steven Bender	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

* George J. Mangieri	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

*By:	/s/ Albert Chao
Albert Chao
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Post-Effective Amendment No. 2 to Form S-3 and has duly caused this Post-Effective Amendment No. 2 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 20, 2018.

LAGOON LLC BY WESTLAKE CHEMICAL CORPORATION ITS MANAGING MEMBER

By:	/s/ Albert Chao
	Name:	Albert Chao
	Title:	President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 2 to registration statement has been signed by the following persons in the capacities indicated on September 20, 2018.

SIGNATURE	TITLE

/s/ Albert Chao Albert Chao	President (Principal Executive Officer)

* M. Steven Bender	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

* George J. Mangieri	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

/s/ Albert Chao Albert Chao	President of Westlake Chemical Corporation, the Managing Member of Lagoon LLC

*By:	/s/ Albert Chao
Albert Chao Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Post-Effective Amendment No. 2 to Form S-3 and has duly caused this Post-Effective Amendment No. 2 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 20, 2018.

PLASTIC TRENDS, INC.

By:	/s/ Albert Chao
	Name:	Albert Chao
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 2 to registration statement has been signed by the following persons in the capacities indicated on September 20, 2018.

SIGNATURE	TITLE

/s/ Albert Chao Albert Chao	Chief Executive Officer and Director (Principal Executive Officer)

* M. Steven Bender	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

* George J. Mangieri	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

* Robert F. Buesinger	Director

*By:	/s/ Albert Chao
Albert Chao Attorney-in-fact